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                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registrtion Statement of Thoratec Laboratories Corporation on Form S-8 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of Thoratec Laboratories Corporation for the year ended December 28, 1996.


/S/DELOITTE & TOUCHE LLP


San Jose, California

July 23, 1997